UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 8, 2006 (November 7, 2006)

Commission File Number
0-28378

AmREIT

(Exact name of registrant as specified in its charter)

TEXAS	76-0410050

(State or other jurisdiction of Incorporation or organization)	(IRS Employer Identification No.)

8 Greenway Plaza, Suite 1000, Houston, Texas 77046	713-850-1400

(Address of principal executive offices)	(Registrant’s telephone number)

[N/A]

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction  A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

          On November 7, 2006, the Company held a conference call to discuss its financial results for the third quarter ended September 30, 2006.  A copy of the transcript of the call is attached hereto as Exhibit 99.1.

          The transcript attached to this Form 8-K as Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section.

Item 9.01.  Financial Statement and Exhibits

Exhibits.	The following exhibits are furnished as part of this current report on Form 8-K:

99.1	Transcript dated November 7, 2006

SIGNATURE

          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AmREIT

	By:	/s/ Chad C. Braun

Chad C. Braun,
Chief Financial Officer
Dated: November 8, 2006